Property and Equipment, Net (Tables)	12 Months Ended
Sep. 30, 2018
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
Property and equipment, net consisted of the following (in thousands):

	September 30,
	2018	2017
Lab equipment	$10,473	$4,141
Office equipment	1,019	950
Furniture and fixtures	594	517
Leasehold improvements	2,124	2,100
Assets under construction	2,456	—
Less: accumulated depreciation	(3,138)	(1,528)
Total property and equipment, net	$13,528	$6,180